EXHIBIT 10.25

                          LEASE AGREEMENT

         This Lease Agreement is entered into this 3rd day of September, 1996 by and between Potomac Corporation, d/b/a Creekview Plaza (Landlord),
    and EuroGas Inc. (Tenant). Landlord hereby lets to Tenant, and Tenant hereby leases from Landlord, suite 101 (Premises), located in building A (Building), of Creekview Plaza, 942 East 7145 South Midvale, Utah 84047 (Creekview Plaza). The Premises are outlined on the attached Floor Plan Exhibit.

         1. TERM. This lease shall become effective on the 1st day of October, 1996 and shall remain effective for a period of Three Years (36 months). Note: See Exhibit Term and Conditions.

         2. DEPOSIT. Upon the execution of this Lease, Tenant shall deposit with Landlord the sum of $1,631.40, equaling a total of $1,631.40 as (Deposit). Tenant agrees that if an "Event of Default" (as hereinafter defined) occurs, at the option of Landlord, the Deposit may be declared forfeited and applied to any damage suffered by Landlord, including payment to past due rent, to the extent of the amount of damages suffered. Upon any such application by Landlord, Tenant shall, upon written notice from Landlord, forthwith remit to Landlord a sufficient amount in cash to restore the Deposit to its original amount. Upon the expiration of the term of this Lease, and Tenant complying with all the terms of this Lease, the Deposit shall be returned in full, without interest, to Tenant.

         3. RENT. Tenant shall pay to Landlord at 948 East 7145 South, Suite C-102, Midvale, Utah 84047, in advance of the first day of each calendar month during the term of this Lease, without demand, notice, deduction or offset, as rent for the Premises, the sum of $1,631.40, subject to increase as provided for below (for a total reserve rent of $ N/A , plus applicable rent increases as specified below). A late payment charge of five percent of the then current monthly rent amount shall be due and payable with any monthly rental payment made after the tenth day of the month. The monthly rent shall increase at the start of the second and each succeeding year of the term of this Lease, by an amount equal to the percentage increase in the Consumer Price Index for the most recent published twelve month period ending prior to the applicable rent increase, but shall not be less than six (6) percent, not to exceed ten (10) percent.

         4. INSURANCE. Tenant shall, at all times during the terms of this Lease, at its own cost, procure and maintain comprehensive public liability insurance with a combined single limit of not less than $1,000,000, and fire and extended coverage insurance, including vandalism and malicious mischief coverage, in an amount equal to the full replacement value of all fixtures, furniture and improvements installed in the Premises. Tenant's policies of insurance shall name Landlord as an additional insured. Copies or certificates of Tenants policies of insurance shall be delivered to Landlord within ten days of the effective or renewal dates.

         Tenant shall indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liabilities and expenses, including reasonable attorneys' costs and fees, in connection with or arising from or out of any occurrence in, upon, or at the Premises, or the occupancy or use by Tenant of the Premises, or occasioned whole or in part by an act or omission of Tenant, its agents, contractors, employees, servants invitees, lessees of concessionaires, except for any claims caused by the gross negligence or willful misconduct of Landlord.

         Landlord and tenant waive any rights each may have against the other on account of any loss or damage occasioned to Landlord of Tenant as the case may be, when such party is covered in whole or part by insurance with respect to such loss or damage, to the extent of any amount recovered by reason of such insurance, provided that such release of liability and waiver of rights shall not be operative in any case where the effect thereof is to invalidate such insurance coverage and the parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it may have against the Landlord or the Tenant, as the case may be.

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         5.   TAXES AND ASSESSMENTS.  Tenant shall pay annually prior to delinquency any taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises. Landlord shall pay all other real estate taxes and assessments against Creekview Plaza.

         6. UTILITIES. Landlord shall pay all applicable charges for water and sewer. Tenant shall pay, when due, for all charges for all other utilities which may be used or consumed in the Premises. In no event shall Landlord be liable for any interruption or failure in the supply of any such utilities to the Premises, unless caused by Landlord's gross negligence or willful misconduct. Tenant shall apply for and put utilities (Power and Gas) in their name prior to taking occupancy of premise.

         7. LANDLORD'S LIEN. The rents reserved herein shall be a first lien upon all of Tenant's fixtures, furniture, and other personal property located within the Premises and the same shall not be removed from the Premises until the rent for the full term of this Lease has been paid for in full. Upon the occurrence of an Event of Default, Tenant consents that Landlord may secure the Premises to perfect this lien, without terminating this Lease.

         8. RULES AND REGULATION. Tenant agrees to comply with and observe the rules and regulations adopted and promulgated by Landlord in connection with Creekview Plaza. A copy of the current Rules and Regulations are attached as the Rules and Regulation Exhibit and incorporated herein by this reference.

         9. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease not sublet the Premises, or any part thereof, nor subject any part of the Premises to pay encumbrance without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld.

         10. DAMAGE; DESTRUCTION; CONDEMNATION. Should the Premises, or any part thereof, be destroyed or damaged by fire or other casualty or be acquired or condemned by imminent domain so as to render the same unusable by Tenant, then the rent shall be proportionately adjusted according to the nature and extent of the acquisition, condemnation or injury sustained until the Premises can be redesigned or put in proper condition for use by the Tenant. Either Tenant or Landlord may at its option terminate this Lease in the event such casualty, acquisition or condemnation totally destroys the use of or removed the Premises.

         11. DEFAULT; FORFEITURE; RIGHT OF RE-ENTRY. It shall be an event of default (Event of Default) if: (a) Tenant fails to pay any rental or other sums due hereunder within ten days after the same shall be due;
    (b) Tenant fails to perform any other of the terms, conditions, covenants of this Lease including the Rules and Regulations as set forth as the Rules and Regulations Exhibit hereto, to be observed or performed by Tenant for more than fifteen days after written notice thereof shall be given to Tenant; (c) Tenant or any Guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings, or have taken against either of them a petition in bankruptcy or insolvency or for reorganization, or for the appointment of a receiver or trustee for the benefit of creditors, or petitions for or enters into an arrangement for the benefit of creditors; (d) Tenant abandons the Premises, or (e) Tenant suffers this Lease to be taken under any writ of execution.

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    Upon the occurrence of an Event of Default, any amount due hereunder not paid shall bear interest at the rate of eighteen percent per annum. Additionally, Landlord, besides other rights or remedies it may have the immediate right to re-enter and remove all persons and property from the Premises and such property may be removed and stored in a public warehouse of elsewhere at the cost of, and at the account of Tenant, all without service of notice of resort to legal process and without being deemed guilty of trespass, of becoming liable for any loss or damage which may be occasioned thereby. Should Landlord elect to re-enter, as herein provided or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, the Landlord may at its option declare the Lease forfeited and terminated or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by Landlord for such reletting shall be applied first, to the payment of any obligations other than rent due form Tenant to Landlord; second, the payment of all costs and expenses of such reletting, including brokerage fees and commissions, attorneys' fees, and cost of such alterations and repairs; third, the payment of rent due and unpaid hereunder, and the residue, of any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless termination thereof be decreed by a court of competent jurisdiction.

         Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous Event of Default. Should Landlord at any time terminate the Lease for any Event of Default, in addition to damages it may incur by reason of such breach, Landlord shall be entitled to the cost of recovering the Premises, reasonable attorneys' fees, and the worth at a time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term. All of the foregoing amount shall be immediately due and payable from Tenant to Landlord.

         In the event of a failure by Tenant to perform any terms, conditions and covenants of this Lease to be observed or performed by Tenant for more than fifteen (15) days after written notice thereof shall be given to Tenant, Landlord may at its option, perform such term, condition, or covenant, including advancing such amounts as may be necessary. Any amounts so advanced or any expenses incurred or sum of money paid by Landlord by reason of the failure of Tenant to comply with any of the terms, conditions, or covenants of this Lease or in defending any action to which Landlord may be subjected by reason of any such failure shall be deemed to be additional rent and shall be due and payable to Landlord on demand.

         12. ENFORCEMENT. Should Landlord or Tenant default in any of the covenants or agreements contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorneys' fee, which may arise or accrue from enforcing this Lease, or from obtaining possession of the Premises, or from pursuing any remedy provided hereunder, or by the laws of the State of Utah, whether such remedy is pursued by filing a suit or otherwise.

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         13.  LIABILITY.  Tenant shall indemnify Landlord and save it harmless from suits, actions, damages, liability and expense, including Landlord's reasonable attorneys fees and court costs, in connection with a claim for loss of life, bodily or personal injury, property damage or any other claim arising from or out of the use or occupancy of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants invitees, licensees or concessionaires.

         14. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         15. HOLDING OVER. If, without the written consent of Landlord, Tenant retains possession of the Premises or any part thereof after the termination of the term by lapse of time or otherwise, then such holding over shall constitute a month tenancy, upon the terms of this Lease, except at double the monthly rent in effect as of the end of the term of this Lease. Nothing in this paragraph shall in any way limit or define the damages for which Landlord shall be entitled to compensation as a result of tenant's unauthorized retention of possession of the Premises following the end of the term or otherwise.

         16. ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, attorn to the purchaser upon any such foreclosure of sale and recognize such purchaser as the Landlord under this Lease, provided such purchaser agrees to abide by all the terms of this Lease and to perform all of the obligations of Landlord hereunder.

         17. SUBORDINATION. Tenant agrees that this Lease shall, at the request of the Landlord, be subordinate to the lien of any mortgage or deed of trust that may hereafter be placed upon Creekview Plaza. Upon the request of Landlord, Tenant will evidence the subordination of its rights hereunder to the lien of any mortgage or deed of trust, and the lien resulting from any other method of financing or refinancing, now or hereafter enforce against the land and/or buildings of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

         18. PARTIAL INVALIDITY. If any provision of this Lease or any Exhibit of attachment hereto or application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each remaining provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         19. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided, all provisions herein shall be binding upon and shall inure to the benefit of the parties, their legal representatives, successors and assigns. Each agreement and provision to be performed by Tenant shall be construed to be both a covenant and condition, and if there shall be more than one Tenant, they shall all be bound jointly and severally.

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         20.  USE.  Tenant shall use the Premises solely for general office uses for conducting the business of General Business and for no other purpose.

         21. WAIVER. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any other term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.
    The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         22. NOTICES. Any notice, demand, request or other instrument which may be or are required to be given under this Lease shall be delivered in person or sent by United States certified mail postage prepaid and addressed (a) if to Landlord at the address set forth in paragraph 3 hereof or at such other address Landlord may designate by written notice, and (b) if to Tenant at the Premises or such other address as Tenant shall designate by written notice. If notice is mailed, such notice shall be deemed effective three days after being mailed in the manner provided for herein.

         23. BROKER'S COMMISSION. Tenant represents and warrants to Landlord that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, except as listed below, and Tenant agrees to indemnify Landlord, and hold it harmless from, all liabilities arising from any such claim, except as follows:
    Landlord's/Tenant's Representative, M&M Management, David E. Matheson,
    Broker.

         24. LIMITATION ON LANDLORD'S LIABILITY. Anytime in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of Landlord din Creekview Plaza and improvements thereto, and subject to the prior rights of any mortgagee, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord or in the event of any default or breach by Landlord with respect to any of the terms, covenants, or conditions of this Lease to be observed or performed by Landlord, and no other assets of Landlord shall be subject to levy, execution, or other procedures for the satisfaction of Tenant's remedies.

         25. GOVERNING LAW. The terms of this Lease shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to the choice of law provisions thereof.

         26. ENTIRE AGREEMENT. This lease agreement constitutes the entire agreement and understanding between the parties hereto and supersedes all prior discussions, understandings and agreements. This lease may not be altered or amended except by subsequent written agreement executed by all the parties hereto.

         27. MISCELLANEOUS. Time shall be of the essence of this Lease. Tenant shall not record this Lease or any memorandum or notice evidencing this Lease without the prior written consent of Landlord.

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         28.  OTHER.  All Exhibits, Riders and Addendum referenced in this
    Lease, if checked below are incorporated in and made a part of this Lease as though fully set forth herein.

             X (a)   Floor Plan Exhibit
               (b)   Option Exhibit
             X (c)   Guarantee Exhibit
             X (d)   Rules and Regulations Exhibit
             X (e)   Terms and Exhibit


         THIS LEASE is executed as of the day and year first set forth above.

         The persons who have executed this Lease represent and warrant that they are duly authorized to execute this Lease in their individual or representative capacity as indicated.


    LANDLORD                      TENANT
    POTOMAC CORPORATION,          EuroGas Inc.
    dba Creekview Plaza



    By _______________________     By _______________________
         M. Jay Nilson                  Hank Blankenstein
    Its  Vice President                Its:  Secretary

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    September 30, 1999

    EUROGAS, INC.
    Hank Blankenstein, Secretary
    942 East 7145 South, Suite A-101
    Midvale, Utah  84047

    Re:  Renewal of Lease


    Dear Hank:

    Your Lease dated September 23, 1996, is up for renewal and adjustment on October 01, 1999. Your rent will be adjusted to $1,846.33 per month for the next twelve months, with additional annual adjustments to follow as provided for in the Lease agreement.

    This letter shall serve as your notice of renewal for an additional 3 year term. All other terms and conditions of the Lease dated September 23, 1996, shall remain in force and effective, with the following exceptions.

    Landlord to change the glass in the entrance to Suite and resign the door to Tenant's name and to building standard. Otherwise, space to be leased in the condition it is in at the time of this renewal.

    Thank you.

    Potomac Corporation
    dba Creekview Plaza



     /s/ Terry Boffeli
    ----------------------------------------
    Terry Boffeli, Vice President of Finance

    Accepted Date:   10/18/99
                   -----------
    EuroGas, Inc.:  Tenant


    /s/ Hank Blankenstein
    ----------------------------------------
    Hank Blankenstein, Secretary


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